                                                               EXECUTION VERSION

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT (this "Amendment") dated as of October 19, 2004 and effective in accordance with Section 3 below, is entered into by and among
ARMOR HOLDINGS, INC., as Borrower (the "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), BANK OF
AMERICA, N.A., as Administrative Agent (the "Administrative Agent"), WACHOVIA
BANK, NATIONAL ASSOCIATION, as Syndication Agent, and KEYBANK NATIONAL
ASSOCIATION, as Documentation Agent.

                              STATEMENT OF PURPOSE

         Pursuant to the Credit Agreement dated as of August 12, 2003 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement")
by and among the Borrower, the Lenders, the Administrative Agent, the
Syndication Agent and the Documentation Agent, the Lenders have agreed to make, and have made, certain extensions of credit to the Borrower.

         In connection with the proposed issuance of up to $350 million convertible subordinated notes of the Borrower, the Borrower has requested that the Required Lenders amend the Credit Agreement as provided herein. Subject to the terms and conditions set forth herein, the Required Lenders are willing to consent to such amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

         SECTION 1. DEFINITIONS. All capitalized terms used and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

         SECTION 2. AMENDMENTS.

         (a) Section 1.01 of the Credit Agreement ("Defined Terms") is hereby amended by inserting the following new defined terms in correct alphabetical order:

                   "Cash Equivalents" means (a) securities with maturities of 90 days or less from the date of acquisition issued or fully
              guaranteed or insured by the United States government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of 90 days or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of
              $500,000,000, (c) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United
              States government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by Standard and Poor's
              Ratings Group ("S&P") or P-1 or the equivalent thereof by Moody's
              Investors Service, Inc. ("Moody's") and in either case maturing within 90 days after the day of

              acquisition, (e) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least "A" by S&P or "A" by Moody's, (f)
              securities with maturities of 90 days or less from the date of acquisition backed by standby letters of credit issued by any
              Lender or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

                   "Convertible Note Documents" means the collective reference to the Prospectus Supplement to Prospectus dated May 27, 2004 and any indenture or supplement to indenture executed in connection with the Convertible Notes, including such indenture as
              subsequently qualified under the Trust Indenture Act of 1939 pursuant to which notes registered under the Securities Act of
              1933 will be issued in exchange for the notes issued on or about
              October 22, 2004, as each may be amended, restated, supplemented or otherwise modified pursuant to the terms and conditions set forth in this Agreement.

                   "Convertible Notes" means the collective reference to the
              convertible subordinated notes of the Borrower, due 2024, in the initial principal amount of up to $350,000,000 and any registered notes issued or to be issued as part of an Exchange Offer pursuant to the terms of the Convertible Note Documents.

                   "Eligible Cash Investments" means all Cash Equivalents held with a Controlled Intermediary (as defined in the Collateral
              Agreement).

         (b) Section 1.01 of the Credit Agreement ("Defined Terms") is hereby further amended by amending and restating the definition of "Exchange Offer" as follows:

                   "Exchange Offer" means (a) the exchange of registered High
              Yield Bonds for the unregistered High Yield Bonds as contemplated by the terms of the High Yield Bond Issuance or (b) the exchange of registered Convertible Notes for any unregistered Convertible
              Notes as contemplated by the terms of the Convertible Note
              Documents, as applicable.

         (c) Section 2.05(c) of the Credit Agreement ("Mandatory Prepayments of
Committed Loans") is hereby amended by amending and restating clause (iv) of such subsection as follows:

                   "(iv) Equity Proceeds. The Borrower shall make mandatory
              principal prepayments of the Committed Loans in the manner set forth in Section 2.05(c)(vii) in amounts equal to one hundred percent (100%)

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              of the aggregate Net Cash Proceeds from any offering of equity securities by the Borrower or any of its Subsidiaries (other than
              (A) issuances with respect to the exercise of stock options and stock grants pursuant to the Borrower's stock incentive plans in effect from time to time, (B) issuances in connection with specifically identified Permitted Acquisitions and (C) issuances in connection with the conversion of the Convertible Notes). Such prepayment shall be made within three (3) Business Days after the date of receipt of Net Cash Proceeds of any such transaction."

         (d) Section 7.01(b) of the Credit Agreement ("Consolidated Total
Indebtedness to EBITDA") is hereby amended by inserting the phrase ", minus all
Eligible Cash Investments," immediately following the defined term "Consolidated
Total Indebtedness" located in the second line of such subsection.

         (e) Section 7.02 of the Credit Agreement ("Limitation on Indebtedness")
is hereby amended by inserting the following new subsection (l) at the end of such section:

                   "(l) Indebtedness of the Borrower under the Convertible Notes in an aggregate outstanding principal amount not to exceed
              $350,000,000, and Indebtedness of the Borrower used to refinance, refund, renew, extend or exchange the Convertible Notes, including in connection with any Exchange Offer; provided that (A) no
              Default or Event of Default exists and is continuing at the time of such refinancing, refunding, renewal or extension above or would be caused thereby, (B) the terms and conditions of the replacement notes and the documents evidencing such refinancing, refunding, renewal or extension shall be in form and substance no more restrictive than this Agreement as reasonably agreed by the
              Administrative Agent and (C) the principal amount of the
              replacement notes shall not exceed the principal amount set forth above on the date of such refinancing plus an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder."

         (f) Section 7.04 of the Credit Agreement ("Limitation on Guarantee
Obligations") is hereby amended by inserting the following new subsection (i) at the end of such section:

                   "(i) Guarantee Obligations in respect of Indebtedness
              permitted pursuant to Section 7.02(l)."

         (g) Section 7.17 of the Credit Agreement ("Limitations of Lines of
Business") is hereby amended and restated as follows:

                   "7.17 LIMITATION ON LINES OF BUSINESS.

                   Enter into any business, either directly or through any
              Subsidiary, except for businesses having some material application to the manufacture,

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              development, distribution, marketing and sale of law enforcement, military and outdoor recreational use products and security, investigative, risk management, safety, and similar business services, and lines of business related thereto."

         (g) Section 7.21 of the Credit Agreement ("Amendments, Payments and
Prepayments of High Yield Bonds") is hereby amended and restated as follows:

                   "7.21 AMENDMENTS, PAYMENTS AND PREPAYMENTS OF HIGH YIELD
              BONDS AND CONVERTIBLE NOTES.

                   (a) Amend or modify (or permit the amendment or modification
              of) any of the terms or provisions of the High Yield Bond
              Documents or the Convertible Note Documents in any respect which would materially adversely affect the rights or interests of the
              Administrative Agent and the Lenders.

                   (b) Purchase, defease, make any payment or prepayment on
              (including any sinking fund payment), or redeem or acquire for value (including by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due), the High Yield Bonds or the Convertible Notes
              (including making any offer to do any of the foregoing), other than (i) refinancing, refundings, renewals, extensions or
              exchanges of the High Yield Bonds, including in connection with any Exchange Offer, pursuant to Section 7.02(j), (ii) refinancing, refundings, renewals, extensions or exchanges of the Convertible
              Notes, including in connection with any Exchange Offer, pursuant to Section 7.02(l), (iii) conversion of the Convertible Notes to
              Capital Stock of the Borrower pursuant to the terms thereof, and
              (iv) regularly scheduled payments of accrued interest on the High
              Yield Bonds and the Convertible Notes subject to the terms thereof, or as otherwise contemplated by the Convertible Note
              Documents."

         SECTION 3. EFFECTIVENESS. This Amendment shall become effective on the date that (a) the Administrative Agent shall have received satisfactory evidence that this Amendment has been duly executed and delivered by the Borrower, the
Guarantors and the Required Lenders; (b) the Administrative Agent shall have received a completed Compliance Certificate from the Borrower demonstrating pro forma compliance with the convents set forth in Section 7.01 of the Credit
Agreement after giving effect to the issuance of the Convertible Notes; (c) the
Administrative Agent shall have received any other documents relating hereto or with respect to the Convertible Notes that shall be reasonably requested by the
Required Lenders or the Administrative Agent prior to the date hereof; and (d)
the Administrative Agent shall have been reimbursed for all legal fees then due and payable by the Borrower and invoiced prior to the date hereof.

         SECTION 4. LIMITED EFFECT. Except as expressly provided in this
Amendment, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full

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force and effect and this Amendment shall not be deemed or otherwise construed
(a) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b)
to prejudice any other right or remedies that the Administrative Agent or the
Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents, as such documents may be amended, restated or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative
Agent or any other Lender, on the other hand. References in the Credit Agreement
(including references to such Credit Agreement as amended hereby) to "this
Agreement" (and indirect references such as "hereunder", "hereby", "herein", and
"hereof") and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

         SECTION 5. REPRESENTATIONS AND WARRANTIES/NO DEFAULT. By its execution hereof, and after giving effect to this Amendment, the Borrower hereby certifies that:

         (a) each of the representations and warranties set forth in the Credit
Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof as if fully set forth herein (other than representations and warranties which speak as of a specific date pursuant to the
Credit Agreement, which representations and warranties shall have been true and correct as of such specific dates) and that as of the date hereof no Default or
Event of Default has occurred and is continuing,

         (b) the execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of the Borrower and the
Guarantors, and

         (c) attached hereto as Schedule 1 is a complete listing of all
Securities Accounts (as defined in the Collateral Agreement) owned by any Loan
Party in existence as of the date hereof.

         SECTION 6. CONVERTIBLE NOTE DOCUMENTS. The Borrower shall deliver the definitive Convertible Note Documents, which shall be substantially similar to the draft Convertible Note Documents previously provided to the Administrative
Agent.

         SECTION 7. ACKNOWLEDGEMENTS. By their execution hereof, each of the
Borrower and the Guarantors hereby expressly (a) consents to the modifications and amendments set forth in this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in each of the Loan Documents to which it is a party and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in each of the Loan Documents to which it is a party remain in full force and effect.

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         SECTION 8. EXPENSES. The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the
Administrative Agent.

         SECTION 9. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 10. COUNTERPARTS. This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

         SECTION 11. FAX TRANSMISSION.A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

                            [Signature Pages Follow]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     BORROWER:

                                     ARMOR HOLDINGS, INC., as Borrower

                                     By: /s/ Phil Baratelli
                                        ----------------------------------------
                                        Name:  Phil Baratelli
                                        Title: Corporate Controller and
                                               Treasurer

                                     GUARANTORS:

                                     911EP, INC.
                                     AHI PROPERTIES I, INC.
                                     ARMOR ACCESSORIES, INC.
                                     (formerly known as Break Free Armor Corp.)
                                     ARMOR BRANDS, INC.
                                     ARMORGROUP SERVICES, LLC
                                     ARMOR HOLDINGS GP, LLC
                                     ARMOR HOLDINGS LP, LLC
                                     ARMOR HOLDINGS FORENSICS, L.L.C.
                                     ARMOR HOLDINGS PRODUCTS, L.L.C.
                                     ARMOR HOLDINGS PROPERTIES, INC.
                                     ARMOR HOLDINGS MOBILE SECURITY, L.L.C.
                                     ARMOR SAFETY PRODUCTS COMPANY
                                     B-SQUARE, INC.
                                     BREAK-FREE, INC.
                                     CASCO INTERNATIONAL, INC.
                                     CDR INTERNATIONAL, INC.
                                     DEFENSE TECHNOLOGY CORPORATION OF AMERICA
                                     IDENTICATOR, INC.
                                     MONADNOCK LIFETIME PRODUCTS, INC., a
                                       Delaware corporation
                                     MONADNOCK LIFETIME PRODUCTS, INC. a New
                                       Hampshire corporation
                                     MONADNOCK POLICE TRAINING COUNCIL, INC.

                                     Each of the above

                                     By: /s/ Phil Baratelli
                                        ----------------------------------------
                                        Name:  Phil Baratelli
                                        Title: Vice President

                                     ODV HOLDINGS CORP.
                                     NEW TECHNOLOGIES ARMOR, INC.
                                     O'GARA-HESS & EISENHARDT ARMORING
                                       COMPANY, L.L.C.
                                     PRO-TECH ARMORED PRODUCTS OF
                                       MASSACHUSETTS, INC.
                                     RAMTECH DEVELOPMENT CORP.
                                     SAFARILAND GOVERNMENT SALES, INC.
                                     SAFARI LAND LTD., INC.
                                     SPEEDFEED ACQUISITION CORP.
                                     THE O'GARA COMPANY
                                     CYCONICS INTERNATIONAL TRAINING
                                       SERVICES, INC.
                                     (formerly known as USDS, INC.)
                                     HATCH IMPORTS, INC.

                                     Each of the above

                                     By: /s/ Phil Baratelli
                                        ----------------------------------------
                                        Name:  Phil Baratelli
                                        Title: Vice President

                                     NAP PROPERTIES, LTD., A CALIFORNIA LIMITED
                                       PARTNERSHIP

                                     By:  NAP PROPERTY MANAGERS LLC, its General
                                            Partner

                                     By:  ARMOR HOLDINGS PROPERTIES, INC., its
                                            Managing Member

                                     By: /s/ Phil Baratelli
                                        ----------------------------------------
                                        Name:  Phil Baratelli
                                        Title: Vice President

                                     NAP PROPERTY MANAGERS LLC

                                     By:  ARMOR HOLDINGS PROPERTIES, INC., its
                                          Managing Member

                                     By: /s/ Phil Baratelli
                                        ----------------------------------------
                                        Name:  Phil Baratelli
                                        Title: Vice President

                                     KLEEN BORE, INC.

                                     By: /s/ Phil Baratelli
                                        ----------------------------------------
                                        Name:  Phil Baratelli
                                        Title: Vice President and Assistant
                                               Secretary

                                     ARMOR HOLDINGS PAYROLL SERVICES, LLC

                                     By: /s/ Phil Baratelli
                                        ----------------------------------------
                                        Name:  Phil Baratelli
                                        Title: Manager

                                     SIMULA, INC.
                                     SIMULA AEROSPACE & DEFENSE GROUP, INC.
                                     SIMULA POLYMER SYSTEMS, INC.
                                     SIMULA TECHNOLOGIES, INC.
                                     INTERNATIONAL CENTER FOR SAFETY
                                       EDUCATION, INC.
                                     AHI BULLETPROOF ACQUISITION CORP.

                                     Each of the above

                                     By: /s/ Glenn Heiar
                                        ----------------------------------------
                                        Name:  Glenn Heiar
                                        Title: Secretary and Treasurer

                                     LENDERS:

                                     BANK OF AMERICA, N.A., as Administrative
                                     Agent

                                     By: /s/ Michael Brashler
                                        ----------------------------------------
                                        Name:  Michael Brashler
                                        Title: Vice President and Senior Agency
                                               Officer

                                     BANK OF AMERICA, N.A., as L/C Issuer,
                                     Swingline Lender and a Lender

                                     By: /s/ Sharon L. Teehan
                                        ----------------------------------------
                                        Name:  Sharon L. Teehan
                                        Title: Vice President

                                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                                     as Syndication Agent and a Lender

                                     By: /s/ William F. Fox
                                        ----------------------------------------
                                        Name:  William F. Fox
                                        Title: Vice President

                                     KEYBANK NATIONAL ASSOCIATION, as
                                     Documentation Agent and a Lender

                                     By: /s/ Louis A. Fender
                                        ----------------------------------------
                                        Name:  Louis A. Fender
                                        Title: Senior Vice President